UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

RIGHT ON BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55704	45-1994478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3235 SKYLANE DRIVE #127
CARROLLTON TEXAS 75006

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: 424-259-3521

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Material Definitive Agreement

NY FANCY NATURAL FOODS INC. TO DISTRIBUTE ENDOWATER IN THE NEW YORK METROPOLITAN AREA

NY Fancy Natural Foods Inc. is a major wholesale food distributor for the New York Metropolitan area. Having been in the food industry for two decades, they provide the finest organic, natural and specialty food products to over 4,000 points of distribution in the New York area and they serve New York, New Jersey, Philadelphia and Connecticut.

http://www.nyfancynatural.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned authorized officer.

Right on Brands, Inc.

Date: April 24, 2019	By:	/s/ Dr. Ashok Patel
Dr. Ashok Patel
CEO

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